UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. ___)

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required
Fee paid previously with preliminary materials
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Proxy Statement

And Notice of Special General Meeting of Shareholders

Notice of Special General Meeting of Shareholders

Items of Business

1.	Amendment of the Company’s Articles of Incorporation to change the Company’s name from Schlumberger N.V. to “SLB N.V.”, and to permit that “SLB Limited” and “SLB Ltd.” may be used abroad and in transactions with foreign entities, persons or organizations.

Such other matters as may properly be brought before the meeting.

By order of the Board of Directors,

Dianne B. Ralston
Chief Legal Officer and Secretary
September , 2025

Tuesday, October 7, 2025

9:00 a.m. Curaçao time

Johan van Walbeeckplein 11
Willemstad, Curaçao

Record Date

September 3, 2025

How to Cast Your Vote

Please refer to the enclosed proxy materials or to the information forwarded by your bank, broker, or other nominee to determine which voting methods are available to you. Shareholders with shares registered in their names with SLB’s transfer agent may authorize a proxy:

By Internet www.proxypush.com/SLB	By Telephone (866) 240-5191

By Mail Sign, date, and mail your proxy card

If you are a beneficial holder of SLB common stock, you should follow any instructions provided by your bank, broker, or other nominee. See “Information About the Meeting” in this proxy statement.

Your vote is very important. Each shareholder of record at the close of business on September 3, 2025 (the record date) is entitled to one vote at the special general meeting of shareholders (the Special Meeting) for each share registered in that shareholder’s name.

If you plan to attend the Special Meeting in person, see “Information About the Meeting” for the requirements for admission to the meeting. Whether or not you plan to attend the Special Meeting in person, please sign, date, and promptly return your proxy card by mail, or alternatively please grant a proxy and give voting instructions by telephone or internet, so that you may be represented at the meeting. Voting instructions are provided on your proxy card or on the voting instruction form provided by your bank, broker, or other nominee. Voting your shares will help to ensure that your interests are represented at the meeting.

This notice and proxy statement are available free of charge at https://investorcenter.slb.com and www.proxydocs.com/SLB.

All references in this notice and proxy statement to “SLB,” “the Company,” “we,” or “our” are to Schlumberger N.V. (Schlumberger Limited). This notice and proxy statement is first being made available to our shareholders on or about September      , 2025.

PROPOSAL 1. Amendment of the Company’s Articles of Incorporation

SLB’s Board of Directors (our Board) has proposed that our shareholders vote on an amendment of the Company’s Articles of Incorporation to change our legal name from Schlumberger N.V. to “SLB N.V.”, and to permit that “SLB Limited” and “SLB Ltd.” may be used abroad and in transactions with foreign entities, persons or organizations.

This summary of the proposed amendment is qualified in its entirety by the full text of the Articles of Incorporation as proposed to be amended, which is set forth as Appendix A to this proxy statement. A copy of the text of the amendment has been deposited at our registered office in Curaçao for inspection by our shareholders, and will remain available for inspection until the conclusion of the Special Meeting. The proposed amendment was adopted, subject to shareholder approval, by the unanimous vote of our Board on July 17, 2025.

Reasons for the Proposed Amendment of Our Articles of Incorporation

In 2022, SLB rebranded from Schlumberger to SLB to reflect the Company’s evolution over its nearly 100-year history and its ongoing commitment to create amazing technology that unlocks access to energy for the benefit of all. As such, our Board is recommending this amendment to our Articles of Incorporation to align the Company’s legal name to its new brand identity, by changing “Schlumberger N.V.” to “SLB N.V.,” with SLB Limited and SLB Ltd. being available as alternative names for use outside Curaçao.

In addition, in order to protect the historic value of the Company’s original name and to allow for an orderly transition, our Board is recommending that our Articles of Incorporation retain the ability for the Company to use the name “Schlumberger Limited” abroad.

Resolutions Adopting the Proposed Amendment

The following resolutions to adopt the proposed amendment of the Company’s Articles of Incorporation, as described above, will be presented to shareholders at the Special Meeting:

RESOLVED, Sections 1.1 and 1.2 of Article 1 of the Company’s Articles of Incorporation are hereby amended and restated to read in their entirety as follows:

1.1.	The name of the Company is: SLB N.V.
1.2.	Abroad and in transactions with foreign entities, persons or organizations, the names SLB Limited, SLB Ltd. or Schlumberger Limited may be used.

RESOLVED, that each lawyer and each employee of STvB Advocaten (Curaçao) N.V., Curaçao counsel to SLB, is authorized to execute and file in Curaçao the notarial deed of amendment effecting such amendment.

Required Vote

A vote in favor of this proposal by a majority of the shares of the Company outstanding and entitled to vote is required to adopt this proposal. Brokers have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker may vote on this proposal in its discretion.

Effectiveness of Amendment

If shareholders vote in favor of the proposed amendment, the amendment will become effective when the notarial deed is executed and filed, which the Company anticipates to occur as soon as practicable following the Special Meeting.

The Board of Directors recommends a vote FOR this proposal.

4	Special Meeting Proxy Statement

Stock Ownership Information

Security Ownership by Management and Our Board

The following table sets forth information as of July 31, 2025 regarding the beneficial ownership of SLB common stock by each director, each named executive officer, and all SLB directors and executive officers as a group.

	Beneficial Ownership of SLB Common Stock
Name	Number of Shares	(1)	Percentage of Class	(2)
Stephane Biguet	242,137	(3)	<1%
Peter Coleman	24,171		<1%
Patrick de La Chevardière	23,525		<1%
Miguel Galuccio	48,225		<1%
Jim Hackett	20,966		<1%
Olivier Le Peuch	1,388,470	(4)	<1%
Samuel Leupold	25,708		<1%
Abdellah Merad	239,371	(5)	<1%
Maria Moræus Hanssen	31,588		<1%
Vanitha Narayanan	17,260		<1%
Dianne Ralston	241,928		<1%
Jeff Sheets	39,025		<1%
Khaled Al Mogharbel (former executive officer)	256,177	(6)	<1%
All directors and executive officers as a group (23 persons)	3,353,390	(7)	<1%
(1)	Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated in the below footnotes and subject to applicable community property laws, to our knowledge the persons named in this table have sole voting and investment power with respect to the securities listed. None of the shares are subject to any pledge.
The number of shares beneficially owned includes shares of SLB common stock that the individual or group has the right to acquire within 60 days of July 31, 2025, including exercisable options to purchase SLB common stock, as well as restricted stock units and performance share units that will vest within 60 days.
(2)	Percentage ownership is calculated based on the 1,493,639,207 shares of our common stock outstanding on July 31, 2025.
(3)	Includes options to purchase 28,000 SLB shares.
(4)	Includes options to purchase 45,000 SLB shares.
(5)	Includes options to purchase 20,000 SLB shares.
(6)	Includes options to purchase 114,000 SLB shares.
(7)	Includes options to purchase 599,027 SLB shares, all of which are held by our executive officers. Unless otherwise indicated, the address of each person listed on the table above is c/o SLB, 5599 San Felipe, Houston, Texas 77056.

Special Meeting Proxy Statement	5

Security Ownership by Certain Beneficial Owners

The following table sets forth information for the persons known by us to be the beneficial owners of more than 5% of our common stock, based solely on the information reported by such persons in their most recent Schedule 13D and 13G filings with the SEC.

For each entity included in the table below, percentage ownership is calculated by dividing the number of shares reported as beneficially owned by such entity by the 1,493,639,207 shares of our common stock outstanding on July 31, 2025.

	Beneficial Ownership of SLB Common Stock
Name and Address	Number of Shares	Percentage of Class
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	150,305,453	10.1%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	108,344,912	7.3%
State Street Corporation(3) State Street Financial Center One Lincoln Street Boston, MA 02111	84,804,647	5.7%
T. Rowe Price Associates, Inc.(4) 1307 Point Street Baltimore, MD 21231	81,758,472	5.5%
(1)	Based solely on a Statement on Schedule 13G/A filed on July 29, 2025. This filing indicates that The Vanguard Group has shared voting power with respect to 1,703,855 shares, sole investment power with respect to 143,610,854 shares and shared investment power with respect to 6,694,599 shares.
(2)	Based solely on a Statement on Schedule 13G/A filed on February 6, 2024. This filing indicates that BlackRock, Inc. has sole voting power with respect to 98,480,988 shares and sole investment power with respect to 108,344,912 shares.
(3)	Based solely on a Statement on Schedule 13G/A filed on January 30, 2024. This filing indicates that State Street Corporation has shared voting power with respect to 60,557,091 shares and shared investment power with respect to 84,755,731 shares.
(4)	Based solely on a Statement on Schedule 13G/A filed on August 14, 2025. This filing indicates that T. Rowe Price Associates, Inc. has sole voting power with respect to 78,562,752 shares and sole investment power with respect to 81,597,781 shares.

6	Special Meeting Proxy Statement

Information About the Meeting

Meeting Date:	Tuesday, October 7, 2025
Place:	Johan van Walbeeckplein 11 Willemstad, Curaçao
Time:	9:00 a.m. Curaçao time
Record Date:	September 3, 2025

This proxy statement is first being made available to our shareholders on or about September      , 2025. It is furnished in connection with the solicitation of proxies by our Board to be voted during the Special Meeting and at any postponement or adjournment of the Special Meeting.

To be admitted to the meeting, shareholders of record and beneficial owners as of the close of business on September 3, 2025 must present a passport or other government-issued identification with a photograph and, for beneficial owners, proof of ownership as of September 3, 2025, such as the top half of the proxy card or voting instruction card that was sent to you with this proxy statement.

The Chairperson of the meeting will determine the procedures for conducting the meeting and will limit the meeting to those matters properly brought by or at the direction of our Board or properly presented by a shareholder.

Proxies

Shares cannot be voted at the meeting unless the owner of record is present in person or is represented by proxy. SLB is incorporated in Curaçao, and, in accordance with Curaçao law, meetings of shareholders are held in Curaçao. Because many shareholders cannot personally attend the meeting, it is necessary that a large number be represented by proxy.

Record Date

Each shareholder of record at the close of business on the record date, September 3, 2025, is entitled to one vote for the proposal to be voted on, with respect to each share registered in that shareholder’s name. A shareholder of record is a person or entity who held shares on the record date registered in that shareholder’s name on the records of Computershare Trust Company, N.A. (Computershare), SLB’s stock transfer agent. On the record date, September 3, 2025, there were           shares of SLB common stock outstanding and entitled to vote. Persons who held shares on the record date through a broker, bank, or other nominee are referred to as beneficial owners.

Quorum

Holders of at least one-half of the outstanding shares entitled to vote at the Special Meeting must be present in person or represented by proxy to constitute a quorum to take any action at the meeting. Abstentions and broker non-votes will be considered as present for quorum purposes, as discussed under “—Effect of Broker Non-Votes and Abstentions.” If a quorum is not present at the meeting, the Board may call a second special general meeting of shareholders, at which the quorum requirement will not apply.

Votes Required to Adopt Proposal 1

To be adopted, the proposal to amend the Company’s Articles of Incorporation must receive the support of a majority of the Company’s shares outstanding and entitled to vote at the Special Meeting.

Important Voting Information for Beneficial Owners

If your SLB shares are held for you in “street name”—which means you own your shares through a broker, bank, or other nominee—then you are considered the beneficial owner of those shares, but not the record holder. This means that you vote by providing instructions to your broker, bank, or other nominee rather than directly to SLB. If you do not provide voting instructions, your shares may not be represented or voted at the meeting, as discussed under “—Effect of Broker Non-Votes and Abstentions.”

Effect of Broker Non-Votes and Abstentions

The proposal to amend the Company’s Articles of Incorporation is a routine matter under the rules of the New York Stock Exchange, and brokers may vote the shares in their discretion. We do not expect to have broker non-votes for this proposal. Abstentions occur when you abstain or instruct your broker to abstain from voting on a particular matter instead of voting for or against the matter. Abstentions will have the effect of a vote against the proposal to amend the Company’s Articles of Incorporation.

Special Meeting Proxy Statement	7

How to Cast Your Vote

Shareholders with shares registered in their names with Computershare may authorize a proxy:

By Internet www.proxypush.com/SLB

By Telephone (866) 240-5191

By Mail Sign, date, and mail your proxy card

The internet and telephone voting facilities for shareholders of record will close at 11:59 p.m. Eastern time on Monday, October 6, 2025. The internet and telephone voting procedures have been designed to authenticate shareholders and to allow you to vote your SLB shares and to confirm that your instructions have been properly recorded.

Many banks, brokers, and other nominees participate in programs that also permit beneficial owners to direct their vote by the internet or telephone. If you are a beneficial owner whose shares are held in an account at a bank, broker, or other nominee that participates in such a program, you may direct the vote of those shares by the internet or telephone by following the instructions on any voting instruction form or electronic voting instructions that you receive from your bank, broker or other nominee.

All shares entitled to vote at the Special Meeting and represented at the meeting by properly executed, unrevoked proxies will be voted at the meeting in accordance with your instructions. If you are a shareholder with shares registered in your name with Computershare and you submit a properly executed proxy card or authorize a proxy via phone or internet but do not direct how to vote on the proposal, the persons named as proxies will vote as the Board recommends on the proposal.

Changing Your Vote or Revoking Your Proxy

If you are a shareholder of record, you can change your vote or revoke your proxy at any time by timely delivering a properly executed, later-dated proxy (including an internet or telephone vote by October 6, 2025) or by voting by ballot at the Special Meeting. If you hold shares through a bank, broker, or other nominee, you must follow the instructions of your bank, broker, or other nominee to change or revoke your voting instructions.

Soliciting Proxies

SLB will pay the cost of furnishing proxy materials to all shareholders and of soliciting proxies. We have retained D.F. King & Co., Inc. to assist in the solicitation of proxies for a fee estimated at $17,900 plus reasonable expenses. SLB directors, officers, and employees may also solicit proxies for no additional compensation. We will reimburse brokerage firms, fiduciaries, and custodians for their reasonable expenses in forwarding the solicitation material to beneficial owners.

Duplicate Mailings

When a shareholder owns shares in more than one account, or when shareholders live at the same address, duplicate mailings may result. If you receive duplicate reports, you can help support SLB’s sustainability goals and eliminate added expense by requesting that only one copy be sent. To eliminate duplicate mailings, contact Computershare at the following address:

Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3006
+ 1 (877) 745-9341
+ 1 (781) 575-2707

We will promptly deliver, upon written or oral request to the address or telephone number above by shareholders at a shared address to which a single copy of the documents was delivered, a separate copy of this proxy statement.

Shareholder Proposals at 2026 AGM

In order for a shareholder proposal to be considered for inclusion in the proxy statement for our 2026 annual general meeting of shareholders (the 2026 AGM) pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or for director nominations to be included pursuant to SLB’s proxy access bylaw provisions, such proposals or notice of nominations must be received by the Secretary of the Company, 5599 San Felipe, Houston, Texas 77056, no later than October 23, 2025, and, in the case of a proxy access nomination, no earlier than September 23, 2025.

For shareholder proposals to be introduced for consideration at our 2026 AGM other than pursuant to Rule 14a-8 and for shareholder candidates to be nominated for election as directors other than pursuant to our proxy access bylaw provisions, notice must be delivered to the Secretary of the Company at our executive offices in Houston, Texas, not later than 90 days nor earlier than 120 days before the first anniversary of the date of the 2025 annual general meeting of shareholders. Accordingly, any such notice must be received no earlier than December 3, 2025, and no later than January 2, 2026, and must otherwise satisfy the requirements of our bylaws. Under the rules of the Exchange Act, we may use discretionary authority to vote with respect to any proposal not included in our proxy materials that is properly presented by a shareholder in person at the 2026 AGM if the shareholder making the proposal fails to meet these deadlines or fails to satisfy the requirements of Rule 14a-4 under the Exchange Act.

8	Special Meeting Proxy Statement

Further, to comply with the SEC’s universal proxy rules, if a shareholder intends to solicit proxies in support of director nominees submitted under these advance notice provisions, then we must receive proper written notice including all information required by Rule 14a-19 under the Exchange Act, delivered to the Secretary of the Company at our executive offices in Houston, Texas, by February 1, 2026 (or, if the 2026 AGM is called for a date that is more than 30 days before or more than 30 days after such anniversary date, then notice must be provided not later than the close of business on the later of the 60th day prior to the 2026 AGM or the 10th day following the date on which public announcement of the 2026 AGM is made). The notice requirement under Rule 14a-19 is in addition to the applicable advance notice requirements under our bylaws.

Other Business

As of September      , 2025, we know of no other business that will be presented at the Special Meeting other than the Proposal 1 described in this proxy statement. If any additional matters are properly presented at the meeting, we intend to vote the enclosed proxy in accordance with the discretion of the persons named in the proxy.

Please sign, date, and return the accompanying proxy in the enclosed envelope at your earliest convenience.

By order of the Board of Directors,

Dianne B. Ralston

Chief Legal Officer and Secretary

Houston, Texas

September , 2025

Special Meeting Proxy Statement	9

Appendix A

[Deletions are marked as stricken text and additions are marked with an underline.]

ARTICLES OF INCORPORATION OF THE
CORPORATION WITH LIMITED LIABILITY

~~SCHLUMBERGER~~ SLB N.V.

(as amended ~~April 6, 2016~~October 7, 2025)

NAME AND DOMICILE
Article 1

1.1.	The name of the Company is: ~~SCHLUMBERGER~~ SLB N.V.

1.2.	Abroad and in transactions with foreign entities, persons or organizations, the ~~name SCHLUMBERGER LIMITED~~names SLB Limited, SLB Ltd. or Schlumberger Limited may be used.

1.3.	The Company has its corporate seat in Willemstad, Curaçao.

1.4.	The Board of Directors has the authority to move the corporate seat of the Company to, or to convert the Company into a legal entity under the laws of, another jurisdiction, as, when, and in the manner permitted by Curacao law. In particular, the Company may change its place of domicile in accordance with the Curacao Ordinance on Transfer of Domicile to Third Countries pursuant to a resolution of the Board of Directors.

OBJECTS
Article 2

2.1.	The objects of the Company are:

(a)	to design, develop, produce and supply technology, services, products and systems and to, throughout the world, engage in any business or activity related thereto;
(b)	to enter into and carry on any mercantile business in any country and to receive by assignment or purchase or to otherwise acquire any accounts receivable, bank accounts, securities, bills of exchange, notes, bonds, letters of credit, stocks or other instruments of value or documents of title in any country and to collect and hold the proceeds thereof;
(c)	to invest its assets in securities, including shares and other certificates of participation and bonds, debentures or notes, as well as other claims for interest bearing or non-interest bearing debts, however denominated, and in certificates, receipts, options, warrants or other instruments representing rights to receive, purchase or subscribe for securities or evidencing or representing any other rights or interest therein in any and all forms, as well as derivatives and commodities;
(d)	to borrow money and to issue evidences of indebtedness therefor, as well as to lend money;
(e)	to undertake, conduct, assist, promote or engage in any scientific, technical or business research and development;
(f)	to organize and to own, directly or indirectly, and to operate, under the laws of any state or other government, domestic or foreign, corporations and other organizations, companies, undertakings, entities, trusts, other arrangements or persons; to subscribe for any such corporation, organization, company, undertaking, entity, trust, other arrangement or person; and to dissolve, liquidate, wind up, reorganize, merge or consolidate any such corporation, organization, company, undertaking, entity, trust, other arrangement or person;
(g)	to obtain income from the disposition or grant of rights to use copyrights, patents, designs, secret processes and formulae, trademarks and other analogous property, from royalties (including rentals) for the use of industrial, commercial or scientific equipment, and from compensation or other consideration received for technical assistance or services;
(h)	to establish, participate in and manage limited liability and other corporations, organizations, companies, undertakings, entities, trusts, other arrangements or persons of every kind or nature whatsoever, and to engage in industry and trade;
(i)	to guarantee or otherwise secure, and to transfer ownership, to mortgage, to pledge or otherwise to encumber assets as security for, and otherwise take action to support, the obligations of the Company and the obligations of other corporations, organizations, companies, undertakings entities, trusts, other arrangements or persons, with or without consideration;
(j)	to place in trust all or any of its properties, including securities.

2.2.	The Company is entitled to do all that in any way may be useful or necessary for the attainment of the above objects or that is connected therewith in the widest sense.

A-1	Special Meeting Proxy Statement

DURATION
Article 3

The Company shall have perpetual existence.

CAPITAL AND SHARES
Article 4

4.1.	The nominal capital of the Company (nominal capital being defined in the law and in these Articles of Incorporation as the sum of the par values of all of the issued and outstanding shares in the Company’s capital stock at any time) shall not exceed FORTY-SEVEN MILLION UNITED STATES DOLLARS (US$47,000,000), divided into (a) four billion five-hundred million (4,500,000,000) shares of common stock of the par value of One United States Cent (US$0.01) per share (the “Authorized Common Share Capital”) and (b) two hundred million (200,000,000) shares of preferred stock of the par value of One United States Cent (US$0.01) per share, which may be issued in different series (the “Authorized Preferred Share Capital” and, together with the Authorized Common Share Capital, the “Authorized Capital”). Shares of common stock may be referred to as “common shares” and shares of preferred stock may be referred to as “preferred shares.” The common shares and the preferred shares, if any, may sometimes be referred to herein as the “shares.” Holders of common shares and preferred shares may sometimes be referred to as the “stockholders.”

4.2.	The actual issue of shares shall be effected by way of written instrument signed by the Company and the acquirer or as otherwise permitted by applicable law. The Company cannot issue shares to itself.

4.3.	Subject to the provisions of paragraph 1 of this Article, common shares, options to purchase or subscribe for common shares and warrants or rights to subscribe for common shares, shall be issued at such times, under such conditions and for such consideration, not less than the par value per share in the case of the issuance of such share, as may be determined from time to time by the Board of Directors.

4.4.	With respect to the issuance of shares, options, warrants or rights to purchase or subscribe for shares, the Board of Directors may enter into and conclude agreements without necessity of any action by the general meeting of stockholders:

a.	imposing special obligations upon the Company in connection with the purchase of or subscription for shares;
b.	concerning the issue of shares on a basis other than that on which participation in the Company is open to the public; or
c.	providing for the payment for shares by means other than by legal tender of Curacao.

4.5.	Subject to the provisions of paragraphs 1 and 6 of this Article, preferred shares may be issued from time to time in one or more series on such terms and conditions as may be determined by the Board of Directors by the affirmative vote of at least three-fourths of the members of the Board of Directors, after considering the interests of the holders of common shares, for consideration not less than the par value thereof and not less than fair value taking into account the terms and conditions for the issuance thereof and the relative voting, dividend and liquidation rights of such preferred shares.

4.6.	Prior to the issuance of any series of preferred shares, the Board of Directors shall specify:

a.	the distinctive designation of such series and the number of preferred shares to constitute such series;
b.	the annual dividend rate with respect to shares of such series, which shall be based on the consideration paid on issuance of such shares and which may be a fixed rate or a rate that fluctuates on dividend adjustment dates set under a formula or procedure determined by the Board of Directors prior to issuance, subject, in all cases, to the following limitations:
(1)	the annual dividend rate shall not exceed the greater of (A) twenty percent (20%) or (B) one hundred and twenty percent (120%) of the Standard & Poor’s Weekly Preferred Stock Yield Index or, in the event the Standard & Poor’s Weekly Preferred Stock Yield Index is no longer published, any substantially equivalent preferred stock index, most recently published before the date of issuance or the relevant dividend adjustment date; and
(2)	the annual dividend rate shall not be less than the smaller of (A) six percent (6%) or (B) eighty percent (80%) of the Standard & Poor’s Weekly Preferred Stock Yield Index or, in the event the Standard & Poor’s Weekly Preferred Stock Yield Index is no longer published, any substantially equivalent preferred stock index, most recently published before the date of issuance or the relevant dividend adjustment date;
c.	whether such dividends shall be payable annually or in installments;
d.	the rights, if any, of the holders of shares of such series to convert shares of such series for shares of any other series of preferred shares or for common shares, provided that shares of any series shall not be convertible into shares of any series senior thereto;
e.	the rights, if any, of the Company to redeem shares of such series (in which case the directors shall specify the date on or after which the shares of such series may be called for redemption by the Company and the consideration to be paid therefor, or the manner by which such consideration shall be calculated) and the rights, if any, of holders of such shares to require the Company to purchase such shares, and the provisions, if any, of any sinking fund or other arrangement to be used in connection with such redemption or purchase; and
f.	any other terms and conditions of such series which are not inconsistent with these Articles of Incorporation or Curacao law.

Special Meeting Proxy Statement	A-2

4.7.	Certificates for preferred shares may be issued bearing a legend describing the terms and conditions thereof specified by the Board of Directors.

4.8.	Preferred shares of all series shall rank prior to the common shares with respect to dividend and liquidation preferences as determined by the Board of Directors at the time of issuance of any series of preferred shares. Any series of preferred shares may be ranked by the Board of Directors as to dividend and liquidation preferences, provided that no series issued after any other series shall rank prior to such other series as to such preferences. Any such series may be ranked pari passu with any one or more other series as the Board of Directors may so determine.

4.9.	Upon liquidation of the Company, the holders of any series of preferred shares shall be entitled to receive, before any distribution is made to the holders of any other series of preferred shares ranking junior to such series as to liquidation preference, and before any distribution to the holders of common shares, the amount of the liquidation preference of such shares which shall not exceed the sum of:

(1)	the amount paid for such preferred shares on issuance, plus
(2)	all accumulated and unpaid dividends on such preferred shares to the date fixed for distribution.

Article 5

No holder of shares of the Company shall in that capacity have any preferential or preemptive right to purchase or subscribe for any shares or any options, warrants or rights to purchase shares or any securities convertible into or exchangeable for shares which the Company may issue or sell, except those rights of conversion, if any, of preferred shares specified in or determined in accordance with Article 4 and any contract rights granted by the Company.

Article 6

6.1.	The Company may, for its own account and for valuable consideration, from time to time acquire fully paid shares of its stock, on such terms and conditions as the Board of Directors may determine, provided that at least one (1) common share remains outstanding with others than the Company, and provided further that to the extent required by applicable law (x) the equity (as referred to in article 2:114.2 in conjunction with articles 2:118.7 and 2:118.5 of the Curacao Civil Code (“CC”)) of the Company at the time of acquisition at least equals the nominal capital and (y) as a result of the acquisition, the equity will not fall below the nominal capital. The authority to make any such acquisition is vested in the Board of Directors. Any shares so acquired may be canceled by the Board of Directors without the prior approval of the general meeting of stockholders.

6.2.	The Company shall not acquire any voting rights by reason of ownership of shares of its stock and, in connection with any general meeting of stockholders, shares owned by the Company shall not be counted as outstanding, or as present or represented, for the purpose of determining a quorum or for any other purpose, other than determining the nominal capital.

6.3.	Shares of its stock owned by the Company may be sold at such times, under such conditions and for such consideration as may be determined from time to time by the Board of Directors.

Article 7

7.1.	The shares shall be in registered form.

7.2.	Share certificates for common shares may be issued at the request of the stockholder.

7.3.	The shares shall be entered into a register, which, provided a printed record can be produced therefrom, may be in computerized form (the “Register”) which is kept by the Board of Directors or by a registrar designated thereto by the Board of Directors (the “Registrar”). Each entry shall mention the name of the stockholder, his or her address, the number of shares held and the numbers of the share certificates, if any, representing such shares and such other information required to be included under Article 2:109 CC or other applicable law. The Register shall not be open for inspection by third parties or stockholders with respect to shares other than those registered in their name, except with respect to shares that have not been paid in full and except further, with respect to the Registrar, if said Registrar has been requested, or if demand of said Registrar has been made, to disclose any piece of information in the Register and failure to disclose such information would lead to liability of the Registrar. Each stockholder is under the obligation to provide his or her address to the Company in writing.

7.4.	Every transfer and devolution of a share shall be entered in the Register and every such entry shall be signed or otherwise acknowledged by or on behalf of the Board of Directors or by the Registrar.

A-3	Special Meeting Proxy Statement

7.5.	The transfer of shares shall be effected by way of a written instrument of transfer (“deed of transfer”) signed by the transferor and the transferee and either serving that deed of transfer upon the Company or by written acknowledgment of the transfer by the Company. Acknowledgement occurs by means of a signed annotation on the deed of transfer or a written statement from the Company addressed to the transferee for which purpose a (new) share certificate may serve. If it concerns shares on which an amount still has to be paid up, acknowledgement can only occur on a deed of transfer that has a formally fixed date as required by applicable law (Article 2:110.2 CC). The transfer of shares listed on a stock exchange may also be effected in accordance with the trading system applied by such exchange.

7.6.	Shares may be pledged by the holder thereof and a usufruct on shares can be granted, provided that, regardless of the terms of such pledge or usufruct, the Company will not be under the obligation to honor voting rights or rights of distribution of the usufructee or pledgee, and provided further that the Company for the purposes of recognizing ownership, the right to vote, the right to receive dividends or other distributions and notices or for any other matter relating to a “stockholder” as set out in these Articles of Incorporation, shall only recognize the registered owner of the shares.

7.7.	The provisions of the preceding paragraphs shall also apply in the event of a division of joint ownership.

7.8.	If any stockholder shall establish to the satisfaction of the Board of Directors or the Registrar that his or her share certificate has been lost or destroyed, then, at his or her request, a duplicate may be issued under such conditions and guarantees (which, if required by the Registrar or the Board of Directors, may include the provision of an indemnity bond issued by an insurance company or other type of financial institution or entity) as the Board of Directors or the Registrar shall determine. By the issuance of the new share certificates on which shall be recorded that it is a duplicate, the old certificate in place of which the new one has been issued shall become null and void. The Board of Directors or the Registrar may authorize the exchange of new share certificates for mutilated share certificates. In such case the mutilated share certificates shall be delivered to the Company and shall be canceled immediately. The cost of a duplicate or new certificate and any proper expenses incurred by the Company in connection with the issuance thereof may, at the option of the Board of Directors or the Registrar, be charged to the stockholder.

MANAGEMENT
Article 8

8.1.	The management of all the affairs, property and business of the Company shall be vested in a Board of Directors, who shall have and may exercise all powers except such as are exclusively conferred upon the stockholders by law or by these Articles of Incorporation.

8.2.	The Board of Directors may adopt and amend By-laws setting forth the functions and authority of each of the directors, the division of tasks, the designation and authority of one or more committees of the Board of Directors and the way of taking action. Irrespective of the foregoing, the Board of Directors can also limit the management authority of one or more directors. Individual directors shall exercise their powers in accordance with any applicable resolutions of the Board of Directors.

8.3.	The number of persons constituting the whole Board of Directors shall be not fewer than five (5) nor more than twenty-four (24), as fixed from time to time by the Board of Directors, subject to approval by stockholders of the Company at a general meeting of stockholders. The authorized maximum number of persons constituting the whole Board of Directors shall, until changed at the occasion of any succeeding general meeting of stockholders, be the number so fixed. The directors shall be elected at a general meeting of stockholders by a majority of votes cast, in person or by proxy, by the stockholders entitled to vote; provided, that directors shall be elected by a plurality of the votes cast if, as of a date that is five (5) business days in advance of the date the Company files its definitive proxy statement (regardless of whether thereafter revised or supplemented) with the United States Securities and Exchange Commission, the number of nominees exceeds the number of directors to be approved at such meeting, as fixed by the Board of Directors in accordance with these Articles of Incorporation. For purposes of this Article 8.3, a majority of the votes cast means that the number of votes cast “for” a director exceeds the number of votes cast “against” that director. If the number of directors elected at a general meeting of stockholders is smaller than the authorized number of directors as fixed in accordance with these Articles of Incorporation, the Board of Directors shall be authorized, but not obligated, to appoint additional directors such that the total number of directors does not exceed the authorized number of directors as fixed by the Board of Directors in accordance with these Articles of Incorporation, any such appointment to be effective until the next general meeting of stockholders. The Board of Directors shall also be authorized, but not obligated, to appoint directors at any time to fill any vacancy or vacancies on the Board of Directors, any such appointment to be effective until the next general meeting of stockholders. Directors may be suspended or dismissed at any general meeting of stockholders. A suspension as referred to in this Article automatically terminates if the person concerned has not been dismissed within two (2) months after the day of suspension. At any general meeting of stockholders at which action is taken to suspend or dismiss a director, or at any subsequent general meeting, the stockholders shall be authorized, but not obligated, to appoint directors at any time to fill any vacancy or vacancies on the Board of Directors created by (i) such action or (ii) any increase of the authorized maximum number of persons constituting the whole Board of Directors.

8.4.	Each director shall be elected to serve until the next general meeting of stockholders and until his or her successor shall be elected and qualify, or until his or her death, resignation or removal.

8.5.	Directors need not be residents of Curacao or stockholders of the Company.

Special Meeting Proxy Statement	A-4

8.6.	In the event that one or more of the directors is prevented from or is incapable of acting as a director, the remaining directors (or the remaining director, if there should be only one) may appoint one or more persons to fill the vacancy or vacancies thereby created on the Board of Directors until the next general meeting of stockholders, provided that if at any time the number of directors then in office is reduced to less than a majority of the number constituting the whole Board of Directors, the remaining directors or director shall forthwith call a general meeting of stockholders for the purpose of filling the vacancies on the Board of Directors; and provided, further, that in the event that all of the directors are prevented from or are incapable of acting as directors, the Company shall be temporarily managed by any person or persons previously appointed by the Board of Directors so to act, who shall forthwith call a general meeting of stockholders for the purpose of electing a Board of Directors. Until such general meeting of stockholders is held the person so designated shall only take such acts of management that can not suffer any delay. If no such general meeting of stockholders is called, and if no such person shall have been appointed, any person or persons holding in the aggregate at least five percent (5%) of the outstanding shares of common stock of the Company may call a general meeting of stockholders for the purpose of electing a Board of Directors.

8.7.	A majority of the whole Board of Directors shall constitute a quorum for the conduct of any business and the action of the majority of the directors present in person or by proxy as hereinafter provided, at a meeting at which a quorum is so present, shall constitute the action of the Board of Directors.

8.8.	Meetings of the Board of Directors may be held in or outside Curaçao.

8.9.	Meetings may be held through telephone conference, video conference or other real time communication allowing all persons participating in the meeting to hear each other or through any other device permitted by then applicable law, and participation in a meeting through any such lawful device or arrangement shall constitute presence at such meeting.

8.10.	Directors may in writing, by telegram, telefax, electronic mail or other communication device appoint a proxy to act at any meeting of the Board of Directors, such proxy to be restricted, however, to the particular meeting specified therein. Such proxy must be another director of the Company, provided, however, that at any meeting of the Board of Directors a director may not act as proxy for more than one director.

8.11.	When action by the Board of Directors is required or permitted to be taken, action at a meeting may be dispensed with if all commercially reasonable efforts have been taken to notify all the directors and if three-fourths of the directors shall consent in writing, by telefax, electronic mail or other communication device to such action taken or being taken, and provided further that all directors are promptly notified of such action being taken or having been taken.

Article 9

9.1.	The Board of Directors shall at least annually elect or appoint the following officers: a Chairman, a Chief Executive Officer, a Secretary and a Treasurer, each to serve until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board of Directors from time to time also may elect or appoint a Chief Financial Officer, a President, a Vice Chairman of the Board of Directors, one or more Executive Vice Presidents, one or more Vice Presidents (who may have such additional descriptive designations as the Board of Directors may determine), and any such other officers and agents as it determines proper, all of whom shall hold office at the pleasure of the Board of Directors. The same person may hold any two or more of the aforesaid offices but no officer shall execute, acknowledge or verify an instrument in more than one capacity if such instrument is required by law or by these Articles of Incorporation to be executed, acknowledged or verified by two or more officers. The Chairman and the Vice Chairman, if any, shall be chosen from among the Board of Directors, but the other officers of the Company need not be members of the Board of Directors.

9.2.	The Company shall be represented at law and otherwise, and shall be bound with respect to third parties, by the Board of Directors and by:

(a)	any of those directors authorized by the Board of Directors to represent the Company, acting alone, who shall have the following titles and occupy the following offices:
(i)	Chairman; or

(ii)	Vice-Chairman;
(b)	any of the persons, who may, but are not required to, be directors, authorized by the Board of Directors to represent the Company, acting alone, who shall have the following titles and occupy the following offices:
(i)	Chief Executive Officer;
(ii)	President;
(iii)	Chief Financial Officer;
(iv)	one or more Executive Vice Presidents;
(v)	one or more Vice Presidents;
(vi)	Chief Operating Officer;
(vii)	Controller;
(viii)	Treasurer; or
(ix)	Secretary.

A-5	Special Meeting Proxy Statement

9.3.	The Board of Directors may also from time to time authorize other persons, who may or may not be directors or officers, to represent the Company, who shall have such titles and occupy such additional offices as the Board of Directors may determine.

9.4.	The general meeting of stockholders may grant specific authority to the Chief Executive Officer, the President or any member of the Board of Directors to represent the Company with respect to any particular matter as specified by such general meeting of stockholders.

9.5.	The persons holding the above-mentioned offices or any other offices which the Board of Directors may from time to time authorize as herein provided shall, respectively, have such power and authority as the Board of Directors may from time to time grant to the holders of the offices held by them.

9.6.	The Board of Directors may grant general or specific authority to additional agents or to committees, giving such agents or committees such general or limited powers or duties as it may deem appropriate.

9.7.	In the event of a conflict of interest between the Company and one or more directors, the Company shall be represented as determined from time to time by the Board of Directors.

9.8.	The Board of Directors may adopt and may amend and repeal such rules, regulations and resolutions, including By-laws, as it may deem appropriate for the conduct of the affairs and the management of the Company, including rules, regulations and resolutions setting forth the specific powers and duties of the holders of the above-mentioned offices and other persons authorized by the Board of Directors to represent the Company. Such rules and regulations and resolutions must be consistent with these Articles of Incorporation.

9.9.	The directors, the holders of the above-mentioned offices and other persons authorized by the Board of Directors to represent the Company shall receive such compensation as the Board of Directors may from time to time prescribe.

Article 10

10.1.	The Company shall have the power, to the extent not prohibited by applicable law, to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that such person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or entity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful. The Company shall indemnify any present or former officer or director of the Company to the fullest extent allowed by the preceding provisions of this paragraph 1 of this Article in the event of a “Change of Control.” “Change of Control” means a change in control of the Company which shall be deemed to have occurred if at any time (i) any entity, person or organization is or becomes the legal or beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding shares without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such entity, person or organization attaining such percentage interest; (ii) the Company is a party to a merger, consolidation, share exchange, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (iii) during any 15-month period, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

10.2.	The Company shall have the power, to the extent not prohibited by applicable law, to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or entity against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been finally adjudged to be liable to the Company for improper conduct unless and only to the extent that the court in which such action or suit was brought or any other court having appropriate jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses, judgments, fines and amounts paid in settlement which the court in which the action or suit was brought or such other court having

Special Meeting Proxy Statement	A-6

appropriate jurisdiction shall deem proper. The Company shall indemnify any present or former officer or director of the Company to the fullest extent allowed by the preceding provisions of this paragraph 2 of this Article in the event of a Change of Control, as defined in paragraph 1 of this Article.

10.3.	To the extent that a present or former director or officer of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs 1 and 2 of this Article, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

10.4.	Any indemnification under paragraphs 1 and 2 of this Article (unless ordered by a court) shall be made by the Company only as authorized by contract approved, or by-laws, resolution or other action adopted or taken, by the Board of Directors or by the stockholders or as required by the last sentences of paragraphs 1 prior to the definition of Change of Control and 2 of this Article.

10.5.	Expenses (including attorneys’ fees) incurred by a present or former director or a present officer in defending any civil or criminal, administrative or investigative action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Company as authorized by this Article. Such expenses (including attorneys’ fees) incurred by former officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Company deems appropriate.

10.6.	The indemnification and advancement of expenses provided by or granted pursuant to the other paragraphs of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, by-law, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

10.7.	The Company shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or entity against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of this Article.

10.8.	For purposes of this Article, reference to the Company shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or entity, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as such person would have had with respect to such constituent corporation if its separate existence had continued.

10.9.	For purposes of this Article, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company that imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Article.

MEETINGS OF STOCKHOLDERS
Article 11

11.1.	All general meetings of stockholders shall be held in Curaçao.

11.2.	The annual general meeting of stockholders shall be held within the maximum period allowed under applicable law, on a date determined from year to year by the Board of Directors, for the purpose of electing directors, reporting on the course of business during the preceding fiscal year, approving of the balance sheet and the profit and loss account for the preceding fiscal year and for any other purposes required by law, and for such additional purposes as may be specified in the notice of such meeting.

11.3.	Special general meetings of stockholders may be called at any time upon the direction of the Chairman, the Vice Chairman, the Chief Executive Officer, the President or the Board of Directors or by one or more stockholders representing at least ten percent (10%) of the votes that can be cast on the topics they wish to be addressed at such meeting and that have a reasonable interest in having such a meeting convened, in accordance with Article 2:130 CC, or by one or more holders of shares representing in the aggregate a majority of the shares then outstanding, or as provided for in Article 8.6.

A-7	Special Meeting Proxy Statement

11.4.	Notice of meetings of stockholders, whether annual general meetings or special general meetings, stating the time and place of the meeting, shall be given to the stockholders, directors and any other person having meeting rights as referred to in Article 2:129.2 CC, not fewer than twenty (20) or more than sixty (60) days prior to the date of the meeting in question. Notice shall be sent to each stockholder at the address thereof appearing in the Register.

11.5.	All notices of general meetings of stockholders shall state the matters to be considered at the meeting.

11.6.	Without limiting the manner by which notice otherwise may be given effectively to stockholders, directors and any other person having meeting rights as referred to in Article 2:129.2 CC, any notice given by the Company shall be effective if given by a form of electronic transmission consented to by the person to whom the notice is given. Any such consent shall be revocable by written notice received by the Company.

11.7.	Notice given pursuant to paragraph 6 of this Article shall be deemed given: (1) if by facsimile telecommunication, when directed to a number at which the recipient has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the recipient has consented to receive notice; (3) if by a posting on an electronic network together with separate notice to the recipient of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the recipient. An affidavit that the notice has been given by a form of electronic transmission shall, in the absence of fraud or bad faith, be prima facie evidence of the facts stated therein.

11.8.	For purposes of these Articles of Incorporation, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof.

Article 12

12.1.	Every stockholder, director and any other person having meeting rights as referred to in Article 2:129.2 CC has the right to attend any general meeting in person or by proxy, which proxy to the extent permitted by applicable law may be given by electronic transmission, and to address the meeting. Records and other data carriers used in relation to attendance of and voting at general meetings shall be kept during a period of ten (10) years or for the period required by applicable law.

12.2.	Each holder of common shares and each holder of preferred shares shall be entitled to one vote for each common share or preferred share held.

12.3.	For the purpose of determining stockholders entitled to notice of and to vote at any general meeting of stockholders, or entitled to receive payment of any dividend, or other distribution or allotment of any rights, or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of shares, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors of the Company may provide that the stock transfer books shall be closed for a stated period or that a record date be fixed. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a general meeting of stockholders, such books shall be closed for at least ten (10) days but not to exceed, in any case, sixty (60) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty (60) days and, in case of a general meeting of stockholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a general meeting of stockholders, or stockholders entitled to receive payment of a dividend or other distribution or allotment, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend or other distribution or allotment is adopted, as the case may be, shall be the record date for such determination of stockholders. When a determination of stockholders has been made as herein provided, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of stock transfer books and the stated period of closing has expired.

Article 13

13.1.	Except as otherwise provided herein, no action may be taken at any general meeting of stockholders unless a quorum consisting of the holders of at least one-half of the outstanding shares entitling the holders thereof to vote at such meeting are present at such meeting in person or by proxy.

13.2.	If a quorum is not present in person or by proxy at any general meeting of stockholders, a second general meeting shall be called in the same manner as such original meeting of stockholders, to be held within two (2) months, at which second meeting, regardless of the number of shares represented (but subject to the provisions of Articles 18, 19 and 21), valid resolutions may be adopted with respect to any matter stated in the notice of the original meeting and also in the notice of such second meeting or which by law is required to be brought before the stockholders despite the absence of a quorum.

13.3.	Subject to the provisions of Articles 18, 19 and 21, the vote in favor by a majority of the votes cast (excluding any abstentions) shall be necessary to adopt any resolution at any general meeting of stockholders.

Special Meeting Proxy Statement	A-8

13.4.	The Board of Directors from time to time shall appoint a person to preside at general meetings of stockholders.

13.5.	At any general meeting of stockholders, a stockholder may vote upon all matters before the meeting, even if the decision to be taken would grant him, in a capacity other than as a stockholder, any right against the Company or would in such other capacity relieve him of any obligation to the Company.

13.6.	Shares belonging to a legal entity, if a majority of the shares entitled to vote in the election of directors of such entity are held, directly or indirectly, by the Company, shall neither be entitled to vote nor be counted for quorum purposes, except in the event that such shares are held by such legal entity in a fiduciary capacity for others than for the Company itself.

SEPARATE MEETINGS
Article 14

14.1.	Separate meetings of holders of each series of preferred shares (each a “Series Meeting”) can be held and may be convened by any two or more members of the Board of Directors.

14.2.	Notice of a Series Meeting shall be given not less than ten (10) days prior to the date of the Series Meeting to the address of each holder of preferred shares of the relevant series appearing in the Register.

14.3.	The notice shall contain the agenda of the Series Meeting or shall mention that it is deposited for inspection by the holder of the relevant shares at the offices of the Company.

14.4.	The Series Meetings do not have to be held in Curacao but may be held in conjunction with any general meeting of stockholders.

14.5.	To a Series Meeting all the provisions of these Articles of Incorporation and Curacao law as to General Meetings of Stockholders shall, mutatis mutandis, apply, if not otherwise provided in this Article.

FISCAL YEAR
Article 15

The fiscal year of the Company shall be the calendar year.

BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
Article 16

16.1.	Within the period allowed under applicable law the Board of Directors shall prepare the annual accounts and the annual report with respect to the preceding fiscal year. Subsequently, the annual accounts together with the auditors’ report shall be submitted to the stockholders for inspection and approval at the annual general meeting of stockholders in accordance with paragraph 2 of Article 11, together with the annual report. From the date at which the notice of the annual general meeting of stockholders is sent until the close of the annual general meeting of stockholders, the annual accounts together with the auditors’ report and the annual report shall be available for inspection by the stockholders at the office of the Company, and at any additional place, if specified in the notice of such meeting.

16.2.	The Board of Directors, with due observance of dividend entitlements of the holders of preferred shares, is authorized to allocate such part of the profits to the retained earning reserves as it deems fit.

DISTRIBUTION OF PROFITS
Article 17

17.1.	Dividends on the shares of the Company may be declared either in cash, property (including securities) or in shares of the Company, out of the profits of the preceding fiscal year or years then available for distribution. To the extent that profits of any fiscal year which are available for distribution shall not be distributed, they shall be carried forward and, unless extinguished as the result of subsequent operations or otherwise applied by the Board of Directors, shall be available for distribution in any subsequent year or years.

17.2.	The Board of Directors has the authority to declare and make distributions out of retained earnings reserves or out of the contributed surplus capital reserves either in cash, property (including securities) or in shares of the Company without the prior approval of the general meeting of stockholders.

17.3.	If dividends are to be distributed, the holders of preferred shares shall have preference as to such dividends in accordance with the preferences of such shares as determined at the issuance thereof.

A-9	Special Meeting Proxy Statement

17.4.	The Board of Directors may resolve at any time to distribute one or more interim dividends as an advance payment of the dividend expected to be determined by the stockholders at the annual general meeting.

17.5.	Any distribution as provided for in the preceding paragraphs can only occur if, at the moment of distribution, the equity of the Company at least equals the nominal capital and as a result of the distribution will not fall below the nominal capital.

DISPOSITION OF THE COMPANY’S ASSETS
Article 18

Notwithstanding any provision of Article 13, any sale or other disposition of all or substantially all of the assets of the Company, whether for cash, property, stock or other securities of another company, or for any other consideration, shall be made only pursuant to a resolution duly adopted at a general meeting of stockholders by the holder or holders of at least the majority of the shares of the Company at the time outstanding and entitled to vote, the notice of which meeting shall have specified the terms of such proposed sale or other disposition; provided, however, the foregoing shall not apply to any reorganization or rearrangement of the Company, or of any of its subsidiaries or of any of its assets in any transaction whereby there shall be no diminution of the beneficial interest of the stockholders of the Company in such assets.

LIQUIDATION
Article 19

Notwithstanding any provision of Article 13, any resolution providing for the dissolution, liquidation or winding up of the Company shall be valid only if duly adopted at a general meeting of stockholders by the holder or holders of at least a majority of the shares at the time outstanding and entitled to vote, the notice of which meeting shall have specified the nature of any such resolution to be voted upon at such meeting.

BUY OUT
Article 20

Any one person, or any two or more legal entities belonging to the same group, holding shares representing at least ninety percent (90%) of the equity of the Company can require the remaining stockholders to transfer their shares as provided by and in accordance with the provisions of Article 2:250 CC.

AMENDMENTS
Article 21

21.1.	Notwithstanding any provision of Article 13, these Articles of Incorporation may be amended only pursuant to a resolution duly adopted at a general meeting of stockholders by the holder or holders of at least the majority of the shares of the Company at the time outstanding and entitled to vote, the notice of which meeting shall have set forth the exact text of the proposed amendment or amendments or shall have stated that a copy of such text has been deposited at the office of the Company in Curaçao for inspection by the stockholders of the Company, and shall remain available for inspection until the conclusion of said meeting.

21.2.	Any amendment to these Articles of Incorporation that would increase or decrease the authorized number of preferred shares or par value thereof, or the number of shares of any series thereof, or that would alter or change the powers, preferences or any special rights of the preferred shares, or of any series thereof, so as to affect them adversely, shall require the approval of the holders of a majority of all preferred shares, or of the preferred shares of the series adversely affected (voting together as a single class), as the case may be.

OFFICIAL LANGUAGE
Article 22

The official language of these Articles of Incorporation shall be the English language.

Special Meeting Proxy Statement	A-10

Schlumberger Limited

42 Rue Saint-Dominique
75007 Paris
France

5599 San Felipe
Houston, Texas 77056
United States

62 Buckingham Gate
London SW1E 6AJ
United Kingdom

Parkstraat 83
2514 JG The Hague
The Netherlands

slb.com

For a
Balanced
Planet

slb

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Schlumberger Limited (Schlumberger N.V.)

Special General Meeting of Shareholders

For Shareholders as of September 3, 2025

Tuesday, October 7, 2025, 9:00 AM, Atlantic Standard Time

Johan van Walbeeckplein 11, Willemstad, Curaçao

YOUR VOTE IS IMPORTANT!

Internet:
www.proxypush.com/SLB
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-240-5191
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Herb Grant, Sean Pinckney and Bryan Galloway, and each of them, as proxies, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated on this ballot and in their discretion upon any other matters that may properly come before the Special General Meeting of Shareholders, all of the shares of Common Stock of Schlumberger Limited (Schlumberger N.V.) that the undersigned is entitled to vote at the Special General Meeting of Shareholders to be held at Johan van Walbeeckplein 11, Willemstad, Curaçao on October 7, 2025, at 9:00 a.m. Curaçao time, and any adjournment or postponement thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR PROPOSAL 1.

All votes must be received by 11:59 p.m. Eastern Time, October 6, 2025. All votes for Sensia 401(k) participants must be received by 5:00 p.m., Eastern Time, October 2, 2025.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The named proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Schlumberger Limited Special General Meeting of Shareholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR PROPOSAL 1

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date

Signature (if held jointly) Date